SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Real Assets Fund
Effective November 20, 2017, the following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
The Advisor has contractually agreed through November 19, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.22%, 1.22%, 1.97%, 1.47%, 0.95%, 0.95% and 1.07% for Class A, Class T, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
Deutsche Real Assets Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.800% on the first $500 million of the fund’s average daily net assets, 0.785% on the next $1.5 billion of the fund’s average daily net assets, and 0.775% of the fund’s average daily net assets thereafter.
Effective November 20, 2017, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
Deutsche Real Assets Fund	First $500 million 0.800% Next $1.5 billion 0.785% Thereafter 0.775%
Please Retain This Supplement for Future Reference
November 15, 2017
SAISTKR-393